[COLONIAL LOGO]

                               COLONIAL STRATEGIC
                                  BALANCED FUND


                                 ANNUAL REPORT
                                OCTOBER 31,1995

                   COLONIAL STRATEGIC BALANCED FUND HIGHLIGHTS
                       November 1, 1994 - October 31, 1995

INVESTMENT OBJECTIVE: Colonial Strategic Balanced Fund seeks current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities.

THE FUND IS DESIGNED TO OFFER:

  - Long-term growth potential
  - Attractive quarterly income
  - Strategic diversification

PORTFOLIO MANAGEMENT COMMENTS: "Typically, fixed-income securities would be the primary beneficiaries of the declining interest rate environment that characterized the Fund's first fiscal year. However, stocks also benefited from moderate (but steady) economic growth and low inflation in many of the world's economies."

                  COLONIAL STRATEGIC BALANCED FUND PERFORMANCE

                                              CLASS A       CLASS B     CLASS D

Inception date                                9/19/94      9/19/94      9/19/94

Distributions declared per share             $  0.349      $ 0.306      $ 0.301
Total return, assuming reinvestment  of
all distributions and no sales charge or
contingent deferred sales charge (CDSC) --
12 months                                       21.47%       21.00%       21.04%

Net asset value per share at 10/31/95        $  11.65      $ 11.64      $ 11.65


TOP FIVE HOLDINGS - EQUITY*
(as of 10/31/95)
---------------------------
1. Sun Microsystems
2. CIGNA Corp.
3. Hewlett-Packard
4. Loews Corp.
5. Seagate Technology

COUNTRY BREAKDOWN - BONDS*
(as of 10/31/95)
--------------------------

1. United States .........  62.2%
2. Denmark................  11.3%
3. Australia..............   9.0%
4. Finland................   7.9%
5. United Kingdom.........   7.3%
6. Poland.................   2.3%


* There can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future. The country breakdown is based on total investments for fixed-income securities.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[PHOTO] John A. McNeice, Jr. President

During the 12 months ended October 31, 1995, equity and fixed-income markets generally provided attractive returns for investors. These returns reflected moderate economic growth and low inflation in the world's major economies, including the United States and many European countries.

Both the equity and fixed-income markets performed well during the fiscal year. The most attractive fixed-income returns came from the U.S. government sector, which benefited the most from a steady decline in interest rates. However, corporate high-yield and foreign government bonds also enjoyed positive performance. Foreign and smaller capitalization stocks lagged their large capitalization "blue chip" counterparts and technology stocks were particularly strong performers.

Carl Ericson and James Haynie, Co-portfolio Managers of Colonial Strategic Balanced Fund, believe that economic growth and inflation will remain moderate in the months ahead, a development that should continue to have a favorable impact on both equity and fixed-income investments. In the following report, Jim and Carl comment on both the Fund's management strategy and key issues affecting securities markets worldwide.

Respectfully,

/s/ John A. McNeice, Jr.
    --------------------
    John A. McNeice, Jr.
    President
    December 11, 1995

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON AND JAMES HAYNIE are Co-portfolio Managers of Colonial Strategic Balanced Fund. Both are Vice Presidents of Colonial Management Associates, Inc.

U.S., EUROPEAN ECONOMIES FAVORABLE: The U.S. economy was quite vigorous during the third quarter of 1995 -- industrial production increased at an annual rate of 5.7%. This contrasts with the annualized gross domestic product growth rates for the first and second quarters of 2.7% and 1.3%, respectively. However, we believe the U.S. economy is coming in for the "soft landing" that has been the Federal Reserve Board's goal for the last two years.

Europe's economic recovery has lagged the turnaround in the United States. The Bundesbank (Germany's central bank), which generally sets the interest rate trend for Europe, is reluctant to cut rates aggressively. However, interest rates in many European countries have begun moving lower, and there has been a marked improvement in the performance of many of Europe's fixed-income and equity securities.

FUND PERFORMANCE VS. COMPARATIVE INDEXES: For performance comparisons, in our annual reports we use two indexes that track the performance of U.S. securities -- the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Index. Both are unmanaged, and neither tracks foreign or short-term securities, in which your Fund can invest. The Fund underperformed the indexes during the period ending October 31, 1995. However, the Fund's diversified portfolio is designed to benefit the investor looking for income and long-term growth.

FIXED-INCOME MARKETS STRONG: Each of the three sectors of the bond market in which the Fund invests made a contribution to the Fund's performance.

- U.S. Government - This was one of the top performing sectors of the bond market during the Fund's fiscal year. This sector's strong performance reflected the impact of two favorable developments -- reduced concerns about inflation as the economy slowed, and increased demand for U.S. government securities from foreign investors as the U.S. dollar strengthened. This sparked an extended rally, fueling significant price increases.

- High Yield - High yield corporate bonds benefited from declining interest rates, although to a lesser extent than U.S. government securities. For the corporations that issue these securities, declining interest rates translated into improved cash flows. Also, the relatively high yields available in this sector made these bonds more attractive to investors, and prices increased along with demand. We took advantage of the higher prices by taking profits on some of the more cyclical holdings in the portfolio and focusing on noncyclical industries, including cable television.

  Steel was one area in which we were extremely selective about our investments, although this sector produced one of our biggest success stories. Unlike most other companies in its industry, A.K. Steel has been able to adapt to the new industrial environment of the 1990s. The company has defined a secure niche for itself by focusing on specialty steel products that are currently in high demand.

- Foreign - European bond markets have recovered from volatile economic conditions early in the fiscal year. To take advantage of this change, during the period we reduced investments in U.S. Treasury securities and increased our position in foreign bonds. The Scandinavian countries were especially attractive, reflecting their success at controlling inflation, improving foreign trade imbalances, and limiting wage settlements.

  Political unrest and economic problems in Mexico generated concerns about the stability of many of the world's higher yielding bond markets during the fiscal year. As a result, investments in Argentina were reduced, and the Fund has not owned Mexican bonds.

LARGE CAPS SET PACE FOR EQUITY MARKET: For most of the fiscal year, large capitalization stocks set the pace for U.S. equity investments. However, small capitalization stocks were also a source of attractive returns. In fact, toward the end of the fiscal year, there was a change in the market, with small capitalization stocks overtaking their large capitalization counterparts.

In general, foreign markets underperformed the U.S., although some markets, including Switzerland and Sweden, posted relatively strong returns. We reduced investments in emerging markets, taking advantage of the Fund's ability to diversify its investments into more favorable areas.

FUND BENEFITS FROM TECHNOLOGY, FINANCIAL STOCK INVESTMENTS: Almost all businesses are benefiting from investments in new technology. This goes beyond the proliferation of personal computers -- there has been explosive growth in the demand for all facets of information management technology. The Fund benefited from investments in this sector, including Micron Technology and Hewlett-Packard.

Another sector that provided attractive returns was finance -- strong performers in this sector included Citibank and First Interstate Bank. We took advantage of the increase in First Interstate's stock price when Wells Fargo Bank announced its hostile takeover bid -- and the stock was sold at a profit.

LOOKING AHEAD: While we believe stocks may not be as attractively valued as they were 12 months ago, there is still value in the market. Should small capitalization stocks continue to outperform large caps, we will make appropriate changes in the Fund's equity sector weightings. The bulk of fixed-income assets will continue to focus on the high yield sector, although there may be an increase in foreign investments.

          COLONIAL STRATEGIC BALANCED FUND'S INVESTMENT PERFORMANCE VS.
                     THE STANDARD & POOR'S 500 INDEX AND THE
                   LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX
                  Change in Value of $10,000 from 9/94 - 10/95


                       CLASS A SHARES BASED ON NAV AND MOP

CSBF CLASS A        MOP       NAV       S&P 500   LEHMAN
------------        ---       ---       -------   ------
8/93                 9525     10000     10000     10000
                     9525     10000     10000     10000
                     9554     10030     10224      9989
                     9255      9717      9852      9971
12/93                9335      9801      9998     10037
                     9316      9780     10257     10230
                     9646     10127     10656     10467
                     9902     10396     10970     10537
4/94                10107     10611     11292     10685
                    10381     10899     11743     11132
                    10718     11253     12015     11221
                    11260     11822     12414     11177
8/94                11369     11935     12445     11321
                    11615     12194     12971     11436
10/95               11605     12184     12924     11604

                  CLASS B SHARES BASED ON NAV AND MAXIMUM CDSC

CLASS B             CDSC      NAV       S&P 500   LEHMAN
-------             ----      ---       -------   ------
8/93                10000     10000     10000     10000
                    10000     10000     10000     10000
                    10030     10030     10224      9989
                     9716      9716      9852      9971
12/93                9792      9792      9998     10037
                     9772      9772     10257     10230
                    10118     10118     10656     10467
                    10376     10376     10970     10537
4/94                10602     10602     11292     10685
                    10878     10878     11743     11132
                    11221     11221     12015     11221
                    11799     11799     12414     11177
8/94                11902     11902     12445     11321
                    12147     12147     12971     11436
10/95               11637     12137     12924     11604

                   CLASS D SHARES BASED ON NAV AND MOP W/CDSC

CLASS D             CDSC      NAV       S&P 500   LEHMAN
-------             ----      ---       -------   ------
                    10000     10000     10000     10000
                     9900     10000     10000     10000
                     9930     10030     10224      9989
                     9619      9716      9852      9971
                     9701      9799      9998     10037
                     9671      9768     10257     10230
                    10014     10115     10656     10467
                    10269     10372     10970     10537
                    10492     10598     11292     10685
                    10766     10875     11743     11132
                    11114     11226     12015     11221
                    11676     11794     12414     11177
                    11778     11897     12445     11321
                    12030     12152     12971     11436
10/95               12020     12141     12924     11604

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. The Lehman Brothers Government/Corporate Index is an unmanaged index that tracks the performance of U.S. Government and U.S. Corporate bonds.
Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) return includes the maximum sales charge of 4.75% for Class A and 1% for Class D. The CDSC returns reflect charges of: 5.00% for one year, and 4% since inception for Class B and 1% for one year for Class D shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

*Average annual total returns are as of 9/30/95, the most recent quarter end.

                              INVESTMENT PORTFOLIO

                         OCTOBER 31, 1995 (IN THOUSANDS)

 COMMON STOCKS - 54.6%                        COUNTRY      SHARES       VALUE
 -------------------------------------------------------------------------------
 CONSTRUCTION - 0.2%
  HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
  Yondenko Corp.                                 Ja             9      $    78
                                                                       -------
 -------------------------------------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 9.9%
  DEPOSITORY INSTITUTIONS - 4.0%
  Bank of Boston Corp.                                          7          312
  Bank of Montreal                               Ca             4           89
  Bank of New York Co., Inc.                                    4          155
  BayBanks, Inc.                                                2          162
  Citicorp                                                      5          311
  HSBC Holdings PLC                              HK             6           81
  Kredietbank NV                                 Be            (a)          50
  National Westminster Bank PLC                  UK             9           85
  Norwest Corp.                                                 4          109
  TCF Financial Corp.                                           3          182
                                                                       -------
                                                                         1,536
                                                                       -------
  HOLDING & OTHER INVESTMENT COMPANIES - 0.1%
  First Australia Fund, Inc.                     Au             3           20
  First Phillipine Fund, Inc.                    Ph             2           31
                                                                      --------
                                                                            51
                                                                      --------
  INSURANCE CARRIERS - 3.9%
  Allstate Corp.                                                3          102
  American Bankers Insurance Group, Inc.                        3          108
  Cigna Corp.                                                   4          377
  Fremont General Corp.                                         3           83
  Life Re Corp.                                                 3           64
  Loews Corp.                                                   2          337
  Maxicare Health Plans, Inc.  (b)                              4           70
  Pacificare Health Systems, Inc. (b)                           1           95
  Protective Life Corp.  (b)                                    3           91
  Selective Insurance Group, Inc.                              (a)          11
  US Facilities Corp.                                           8          151
                                                                      --------
                                                                         1,489
                                                                      --------
  NONDEPOSITORY CREDIT INSTITUTIONS - 1.6%
  Aplus Co. Ltd.                                 Ja            42          163
  Green Tree Financial Corp.                                   10          266
  The Money Store, Inc.                                         5          180
                                                                      --------
                                                                           609
                                                                      --------

                           Investment Portfolio/October 31, 1995

  ------------------------------------------------------------------------------
  COMMON STOCKS - CONT.                        COUNTRY      SHARES      VALUE
  ------------------------------------------------------------------------------
  FINANCE, INSURANCE & REAL ESTATE - CONT.
   SECURITY BROKERS & DEALERS - 0.3%
   Alex Brown, Inc.                                              2   $      112
                                                                     -----------
  ------------------------------------------------------------------------------
  MANUFACTURING - 33.6%
   APPAREL - 0.6%
   Nautica Enterprises, Inc. (b)                                 4          144
   Norton McNaughton, Inc. (b)                                   5           99
                                                                     ----------
                                                                            243
                                                                     ----------
   CHEMICALS - 3.4%
   BASF AG                                        G              1          133
   DSM NV                                         Ne             1           52
   E.I. DuPont De Nemours & Co.                                  1           87
   Eastman Chemical Co.                                          4          226
   Eli Lilly & Co.                                               1           97
   Helene Curtis Industries, Inc.                                2           45
   Johnson & Johnson                                             2          163
   Merck KGAA                                     G              4          169
   Norsk Hydro A.S. ADR (b)                       No             2           60
   Union Carbide Corp.                                           8          288
                                                                     -----------
                                                                          1,320
                                                                     -----------

   ELECTRONIC & ELECTRICAL EQUIPMENT - 4.6%
   Aspect Telecommunications Corp. (b)                           4          137
   Comverse Technology, Inc. (b)                                 4           95
   Dovatron International, Inc. (b)                              2           68
   Duracraft Corp.  (b)                                          2           44
   HADCO Corp.  (b)                                              7          196
   Harman International Industries, Inc.                         2          102
   Haw Par Brothers International Ltd.            Si            20           41
   Hutchinson Technology, Inc.  (b)                              1           63
   International Rectifier Corp.  (b)                            4          176
   Micron Technology, Inc.                                       5          325
   Motorola, Inc.                                                2          144
   Park Electrochemical Corp.                                    4          113
   Philips Electronics NV                         Ne             3          124
   Radiotechnique                                 Fr           (a)           23
   Sanmina Corp. (b)                                             2          130
                                                                     -----------
                                                                          1,781
                                                                     -----------

   FABRICATED METAL - 0.9%
   Buderus AG                                     G            (a)           86
   Bunka Shutter Co. Ltd.                         Ja            20          141
   GFI Industries SA                              Fr             1          101
   Oriental Holdings Berhad                       Ma             5           23
                                                                     -----------
                                                                            351
                                                                     -----------

                           Investment Portfolio/October 31, 1995

  ------------------------------------------------------------------------------
   FOOD & KINDRED PRODUCTS - 2.4%
   Archer Daniels Midland Co.                                   13   $      212
   Hudson Foods, Inc.                                            9          121
   IBP, Inc.                                                     4          209
   Phillip Morris Co., Inc.                                      3          228
   Smithfield Foods, Inc.  (b)                                   2           61
   Superfos AS                                    De             1           89
                                                                     -----------
                                                                            920
                                                                     -----------

   LEATHER - 0.4%
   Wolverine World Wide, Inc.                                    5          158
                                                                     -----------

   LUMBER & WOOD PRODUCTS - 0.3%
   Oakwood Homes Corp.                                           3           98
                                                                     -----------

   MACHINERY & COMPUTER EQUIPMENT - 9.2%
   AGCO Corp.                                                    2           74
   Applied Materials, Inc.  (b)                                  3          140
   Bay Networks, Inc.  (b)                                       3          165
   Brunswick Corp.                                               4           68
   Caterpillar, Inc.                                             3          140
   Compaq Computer Corp.  (b)                                    4          223
   Deere & Co.                                                   1           80
   EMC Corp.  (b)                                                7          102
   Exabyte Corp. (b)                                             3           39
   Fujitsu Ltd.                                   Ja             4           48
   Hewlett-Packard Co.                                           4          352
   Hitachi Ltd.                                   Ja            14          144
   International Business Machines Corp.                         3          331
   JLG Industries, Inc.                                         10          235
   Lam Research Corp.  (b)                                       2           91
   Mylex Corp.  (b)                                              8          149
   NACCO Industries, Inc.                                        1           46
   Outboard Marine Corp.                                         1           25
   Proteon, Inc. (b)                                             9           65
   S3, Inc.  (b)                                                 5           86
   Seagate Technology, Inc.  (b)                                 8          336
   Silicon Graphics, Inc. (b)                                    3          100
   Strattec Security Corp.  (b)                                 (a)           8
   Sun Microsystems, Inc. (b)                                    6          437
   Toro Co.                                                      3           87
                                                                     -----------
                                                                          3,571
                                                                     -----------

   MEASURING & ANALYZING INSTRUMENTS - 2.1%
   Bio-Rad Laboratories, Inc.
    Class A  (b)                                                 4          160
   Cordis Corp.  (b)                                             1          155
   Esterline Technologies Corp. (b)                              6          127
   Fuji Photo Film Co. Ltd.                       Ja             5          124

                      Investment Portfolio/October 31, 1995

--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                             COUNTRY       SHARES     VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
Measuring & Analyzing Instruments - Cont.
Medtronic, Inc.                                                    4       $219
Quickturn Design Systems, Inc.  (b)                                5         48
                                                                           ----
                                                                            833
                                                                           ----
MISCELLANEOUS MANUFACTURING - 0.3%
Callaway Golf Co.                                                  6        105
                                                                           ----
PAPER & PAPER MILLS - 1.8%
ACX Technologies, Inc. (b)                                         8        124
Chesapeake Corp.                                                   3         92
Longview Fibre Co.                                                10        145
Norske Skogindustrier AS                            No             2         58
SCA Laakirchen AG                                   Aus           (a)       149
Saint Louis Bouchon                                 Fr            (a)        87
Shorewood Packaging Corp. (b)                                      3         52
                                                                           ----
                                                                            707
                                                                           ----
PETROLEUM REFINING - 1.5%
British Petroleum Co. PLC ADR                       UK             1         97
Exxon Corp.                                                        3        229
Lyondell Petrochemical Co.                                         9        190
Phillips Petroleum Co.                                             3         81
                                                                           ----
                                                                            597
                                                                           ----
PRIMARY METAL - 2.4%
Acerinox SA                                         Sp             2        211
Alcan Aluminum Ltd.                                                5        142
Aluminum Company of America                                        1         71
British Steel PLC                                   UK            29         74
Magma Copper Co., Class B                                          6        101
National Steel Corp. (b)                                           6         83
Texas Industries, Inc.                                             2        110
Titan Wheel International, Inc.                                    8        120
                                                                           ----
                                                                            912
                                                                           ----
PRIMARY SMELTING - 0.2%
Phelps Dodge Corp.                                                 1         76
                                                                           ----
RUBBER & PLASTIC - 0.6%
Applied Extrusion Technologies, Inc.  (b)                          7        108
Continental AG                                      G              8        106
                                                                           ----
                                                                            214
                                                                           ----
STONE, CLAY, GLASS & CONCRETE - 1.0%
Desimpel Kortemark Co. NV                           Be             2        111
Indresco, Inc.  (b)                                                8        137
Owens-Corning Fiberglas Corp.                                      3        127

                      Investment Portfolio/October 31, 1995

--------------------------------------------------------------------------------
Vitro S.A.                                          Mx            12       $ 26
                                                                           ----
                                                                            401
                                                                           ----
TEXTILE MILL PRODUCTS - 0.1%
Guilford Mills, Inc.                                               2         37
                                                                           ----
TRANSPORTATION EQUIPMENT - 1.8%
Borg-Warner Automotive, Inc.                                       6        165
Coachmen Industries, Inc.                                          4         64
Fleetwood Enterprises, Inc.                                        3         70
Ford Motor Co.                                                     6        172
Honda Motor Co. Ltd.                                Ja             2         35
Varlen Corp.                                                       3         88
Volvo AB ADR                                        Sw             5        114
                                                                           ----
                                                                            708
                                                                           ----
--------------------------------------------------------------------------------
MINING & ENERGY - 0.7%
CRUDE PETROLEUM & NATURAL GAS - 0.5%
Occidental Petroleum Corp.                                         9        183
                                                                           ----
NONMETALLIC, EXCEPT FUELS - 0.2%
Potash Corp. of Saskatchewan, Inc.                  Ca             1         83
                                                                           ----
RETAIL TRADE - 2.8%
FOOD STORES - 0.6%
Safeway, Inc.  (b)                                                 5        222
                                                                           ----
GENERAL MERCHANDISE STORES - 1.2%
Dollar General Corp.                                               3         61
Federated Department Stores, Inc.  (b)                             6        150
Jardine Strategic Holdings Ltd.                     Si            22         59
Sears, Roebuck & Co.                                               3        102
Waban, Inc.  (b)                                                   6         91
                                                                           ----
                                                                            463
                                                                           ----
HOME FURNISHINGS & EQUIPMENT - 0.3%
Circuit City Stores, Inc.                                          4        137
                                                                           ----
MISCELLANEOUS RETAIL - 0.7%
Blair Corp.                                                        2         44
Imasco Ltd.                                         Ca             7        125
Office Depot, Inc.  (b)                                            4        115
                                                                           ----
                                                                            284
                                                                           ----
--------------------------------------------------------------------------------
SERVICES - 2.6%
AMUSEMENT & RECREATION - 0.3%
Grand Casinos, Inc. (b)                                            3         99
                                                                           ----
BUSINESS SERVICES - 1.1%
Computer Associates International, Inc.                            2        124

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
COMMON STOCKS - CONT.                              COUNTRY       SHARES     VALUE
---------------------------------------------------------------------------------
SERVICES - CONT.
BUSINESS SERVICES - CONT.
FileNet Corp. (b)                                                   3       $113
Manpower, Inc.                                                      3         73
Norrell Corp.                                                       4        108
                                                                            ----
                                                                             418
                                                                            ----

ENGLISH, ACCOUNTING, RESEARCH & MANAGEMENT - 0.2%
International-Muller NV                             Ne              1         61
                                                                            ----
HEALTH SERVICES - 0.6%
Integrated Health Services, Inc.                                    3         69
Lincare Holdings, Inc. (b)                                          5        124
Rotech Medical Corp.(b)                                             3         57
                                                                            ----
                                                                             250
                                                                            ----
HOTELS, CAMPS & LODGING - 0.4%
Hospitality Franchise Systems, Inc.  (b)                            3        184
                                                                            ----
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.7%
AIR TRANSPORTATION - 0.8%
British Airways PLC  ADR                            UK              1         71
Comair Holdings, Inc.                                               6        168
Lufthansa AG                                        G               1         69
                                                                            ----
                                                                             308
                                                                            ----
COMMUNICATIONS - 0.6%
Southwestern Bell Corp.                                             2        129
Sprint Corp.                                                        2         88
Telefonos de Mexico SA ADR                          Mx              1         30
                                                                            ----
                                                                             247
                                                                            ----
ELECTRIC SERVICES - 0.8%
Duke Power Co.                                                      2         89
Northeast Utilities                                                 4        106
Unicom Corp.                                                        3         98
                                                                            ----
                                                                             293
                                                                            ----
SANITARY SERVICES - 0.2%
Yorkshire Water PLC                                 UK              8         77
                                                                            ----
TRANSPORTATION SERVICES - 0.2%
Air Express International Corp.                                     4         81
                                                                            ----
Water Transportation - 0.1%
DFDS AS                                             De             (a)        57
                                                                            ----

                      Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------------
WHOLESALE TRADE - 2.1%
DURABLE GOODS - 1.9%
Arrow Electronics, Inc.  (b)                                        2       $   101
Beers NV                                            Ne              1            80
Hanwa Co. Ltd.  (b)                                 Ja             56           169
Pioneer Standard Electronics, Inc.                                  8           104
Shelter Components Corp.                                            4            55
Software Spectrum, Inc.  (b)                                        4            75
Wyle Electronics Co.                                                4           170
                                                                            -------
                                                                                754
                                                                            -------
NONDURABLE GOODS - 0.2%
Dalgety PLC                                         UK             11            70
                                                                            -------
TOTAL COMMON STOCKS  (cost of $16,823)                                       21,178
                                                                            -------
BONDS & NOTES - 39.0%                                            PAR
-----------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 15.1%
-----------------------------------------------------------------------------------
CONSTRUCTION - 0.3%
BUILDING CONSTRUCTION
USG Corp.,
                            9.250%    09/15/01                   $100           106
                                                                            -------
-----------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.3%
FINANCIAL SERVICES
Comdata Network, Inc.,
                           13.250%    12/15/02                    100           118
                                                                            -------
-----------------------------------------------------------------------------------
MANUFACTURING - 4.7%
CHEMICALS - 0.8%
Agricultural Minerals Co., LP,
                           10.750%    09/30/03                    100           106
Huntsman Corp.,
                           11.000%    04/15/04                    100           111
N.L. Industries, Inc.,
                           11.750%    10/15/03                    100           106
                                                                            -------
                                                                                323
                                                                            -------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.3%
Amphenol Corp.,
                           12.750%    12/15/02                    100           113
                                                                            -------
FOOD & KINDRED PRODUCTS - 0.6%
Doskocil Companies Inc.,
                            9.750%    07/15/00                    100            97
Van De Kamps, Inc., (c)
                           12.000%    09/15/05                    150           154
                                                                            -------
                                                                                251
                                                                            -------

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - CONT.                                            PAR        VALUE
---------------------------------------------------------------------------------
MANUFACTURING - CONT.
LUMBER & WOOD PRODUCTS - 0.3%
Triangle Pacific Corp.,
                            10.500%   08/01/03                   $100       $105
                                                                            ----
MISCELLANEOUS MANUFACTURING - 0.6%
American Standard Co., stepped coupon,
                 (10.500% 06/01/98) 06/01/05 (d)                  150        126
Coleman Holdings Co., Series B,
                              (e)     05/27/98                    150        119
                                                                            ----
                                                                             245
                                                                            ----
PAPER PRODUCTS - 0.8%
Repap Wisconsin, Inc.,
                             9.250%   02/01/02                    100         97
SD Warren Co.,
                            12.000%   12/15/04                    100        111
Stone Container Corp.,
                             9.875%   02/01/01                    100         99
                                                                            ----
                                                                             307
                                                                            ----
PRIMARY METAL - 0.5%
A.K. Steel Corp.,
                            10.750%   04/01/04                    100        109
Magma Copper Co.,
                            12.000%   12/15/01                    100        110
                                                                            ----
                                                                             219
                                                                            ----
STONE, CLAY, GLASS & CONCRETE - 0.3%
Owens-Illinois, Inc.,
                            10.500%   06/15/02                    100        105
                                                                            ----
TRANSPORTATION EQUIPMENT - 0.5%
Aftermarket Technology Corp.,
Series B,
                            12.000%   08/01/04                    100        106
Harvard Industries, Inc., (c)
                            11.125%   08/01/05                    100        101
                                                                            ----
                                                                             207
                                                                            ----
---------------------------------------------------------------------------------
MINING & ENERGY - 1.3%
Crude Petroleum & Natural Gas - 0.5%
Ferrellgas Finance Corp., LP,
                            10.000%   08/01/01                    100        104
Triton Energy Corp.,
                              (e)     11/01/97                    100         85
                                                                            ----
                                                                             189
                                                                            ----

                      Investment Portfolio/October 31, 1995

---------------------------------------------------------------------------------
OIL & GAS EXTRACTION - 0.8%
Gulf Canada Resources Ltd.,
                             9.250%   01/15/04                   $100       $100
Rowan Companies, Inc.,
                            11.875%   12/01/01                    100        108
Santa Fe Energy Resources, Inc.,
                            11.000%   05/15/04                    100        107
                                                                            ----
                                                                             315
                                                                            ----
RETAIL TRADE - 1.2%
FOOD STORES - 0.7%
Dominick's Finer Foods, Inc.,
                            10.875%   05/01/05                    150        158
Pathmark Stores, Inc.,
                             9.625%   05/01/03                    100         99
                                                                            ----
                                                                             257
                                                                            ----
MISCELLANEOUS RETAIL - 0.5%
Finlay Fine Jewelry Corp.,
                            10.625%   05/01/03                    100         99
Thrifty Payless Holdings, Inc.,
                            11.750%   04/15/03                    100        107
                                                                            ----
                                                                             206
                                                                            ----
---------------------------------------------------------------------------------
SERVICES - 2.6%
AMUSEMENT & RECREATION - 1.0%
Bally's Grand, Inc., Series B,
                            10.375%   12/15/03                    100        100
Boyd Gaming Corp.,
                            10.750%   09/01/03                    100        105
Falcon Holdings, PIK,
                            11.000%   09/15/03                    106        101
Trump Taj Mahal Funding, Inc., PIK,
                            11.350%   11/15/99                    100         86
                                                                            ----
                                                                             392
                                                                            ----
HEALTH SERVICES - 1.2%
GranCare, Inc.,
                             9.375%   09/15/05                    150        149
Integrated Health Services, Inc.,
                            10.750%   07/15/04                    100        106
OrNda Health Corp.,
                            11.375%   08/15/04                    100        112
Tenet Healthcare Corp.,
                            10.125%   03/01/05                    100        107
                                                                            ----
                                                                             474
                                                                            ----

                      Investment Portfolio/October 31, 1995

----------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - CONT.                                            PAR         VALUE
----------------------------------------------------------------------------------
SERVICES - CONT.
HOTELS, CAMPS & LODGING - 0.4%
HMH Properties Inc., (c)
                             9.500%   05/15/05                   $150       $  151
                                                                            ------
----------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.4%
COMMUNICATIONS - 3.7%
Allbritton Communications Co.,
                            11.500%   08/15/04                    100          107
Bell Cablemedia PLC, stepped coupon,
         (11.950% 07/15/99) 07/15/04 (d) (f)        UK            150          102
Cablevision Systems Corp.,
                            10.750%   04/01/04                    100          105
Cellular Communications Units, (g)
                              (e)     08/15/00                    100           58
Comcast Corp.,
                             9.125%   10/15/06                    250          254
Continental Cablevision, Inc.,
                            11.000%   06/01/07                    100          112
MFS Communications Company, Inc.,
    stepped coupon,  (9.375% 01/15/99) 01/15/04 (d)               100           78
NWCG Holding Corp.,
                              (e)     06/15/99                    175          118
Paging Network, Inc.,
                            10.125%   08/01/07                    100          106
SCI Television, Inc.,
                            11.000%   06/30/05                    100          106
Sinclair Broadcast Group, Inc.,
                            10.000%   09/30/05                    100          103
Videotron Holding PLC, stepped coupon,
                  (11.000% 08/15/00)  08/15/05 (d)                100           59
Young Broadcasting Corp.,
                            11.750%   11/15/04                    100          112
                                                                            ------
                                                                             1,420
                                                                            ------
GAS SERVICES - 0.4%
California Energy Co., Inc.,
                             9.875%   06/30/03                    150          154
                                                                            ------
MOTOR FREIGHT & WAREHOUSING - 0.3%
Trism, Inc.,
                            10.750%   12/15/00                    100           98
                                                                            ------
WHOLESALE TRADE - 0.3%
NONDURABLE GOODS
Revlon Worldwide Corp.,
                              (e)     03/15/98                    150          112
                                                                            ------

                      Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------------
TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES  (cost of $5,632)                                             $ 5,867
                                                                            -------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 13.2%                      CURRENCY
-----------------------------------------------------------------------------------
Government of Finland Bond,                       FN
                            10.000%   09/15/01                    4,000       1,057
Kingdom of Denmark,                               DK
                             8.000%   05/15/03                    8,134       1,522
Republic of Poland (Brady),                       PL
          Past Due Interest, stepped coupon,
          (3.750% 04/27/96) 10/27/14                                500         320
Treasury Corp. of Victoria,                       A$
                            12.000%   09/22/01                      841         737
United Kingdom Treasury,                          BP
                            10.000%   09/08/03                      569       1,007
Western Australia Treasury,                       A$
                            12.000%   08/01/01                      550         482
                                                                            -------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS  (cost of $4,984)                                                 5,125
                                                                            -------
U.S. GOVERNMENT OBLIGATIONS - 10.7%
-----------------------------------------------------------------------------------
U.S. Treasury Notes,
                            11.875%   11/15/03 (cost of $3,875)  $3,020       4,135

TOTAL BONDS & NOTES (cost of $14,491)                                        15,127
                                                                            -------
TOTAL INVESTMENTS - 93.4% (cost of $31,314) (h)                              36,305
                                                                            -------
SHORT-TERM OBLIGATIONS - 4.7%
Repurchase agreement with Bankers Trust Securities,
Corp. dated 10/31/95, due 11/01/95 at 5.875% collateralized
by U.S. Treasury notes with various maturities to 1997,
market value $1,870 (repurchase proceeds $1,831)                  1,831       1,831
                                                                            -------

OTHER ASSETS & LIABILITIES, NET - 1.7%                                          658
-----------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                         $38,794
                                                                            -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Rounds to less than one.
(b)  Non-income producing.
(c) Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the the value of these securities amounted to $406 or 1.0% of net assets.

                      Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
--------------------------------------------------------------------------------
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e)  Zero coupon bond.
(f)  This is a British security.  Par amount is stated in U.S. dollars.
(g) Each unit consists of one bond and one warrant to purchase shares of common stock.
(h)  Cost for federal income tax purposes is the same.

Summary of Securities
 by Country/Currency               Country/Currency     Value       % of Total
------------------------------------------------------------------------------
United States                                          $27,104          74.6
Denmark                                 De/DK            1,668           4.6
United Kingdom                          UK/BP            1,583           4.4
Australia                               Au/A$            1,239           3.4
Finland                                  FN              1,057           2.9
Japan                                    Ja                902           2.5
Germany                                  G                 563           1.5
Poland                                   PL                320           0.9
Netherlands                              Ne                317           0.9
Canada                                   Ca                297           0.8
Spain                                    Sp                211           0.6
France                                   Fr                211           0.6
Belgium                                  Be                161           0.4
Austria                                 Aus                149           0.4
Norway                                   No                118           0.3
Sweden                                   Sw                114           0.3
Singapore                                Si                100           0.3
Hong Kong                                HK                 81           0.2
Mexico                                   Mx                 56           0.2
Phillipines                              Ph                 31           0.1
Malaysia                                 Ma                 23           0.1
                                                       -------         -----
                                                       $36,305         100.0
                                                       -------         -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                                  Name
-------                                  ----
ADR                                      American Depository Receipt
PIK                                      Payment-In-Kind

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1995

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $31,314)                                         $36,305
Short-term obligations                                                        1,831
                                                                            -------
                                                                             38,136
Cash held in foreign banks (cost $1)                              $  1
Receivable for:
  Interest                                                         400
  Fund shares sold                                                 181
  Investments sold                                                 107
  Dividends                                                         18
  Expense reimbursement due from Adviser                            12
  Foreign tax reclaims                                               3
Deferred organization expenses                                      56
Other                                                                1          779
                                                                  ----      -------
    Total Assets                                                             38,915

LIABILITIES
Payable for:
  Fund shares repurchased                                          111
Accrued:
  Deferred Trustees fees                                             1
  Other                                                              9
                                                                  ----
    Total Liabilities                                                           121
                                                                            -------

NET ASSETS                                                                  $38,794
                                                                            -------

Net asset value & redemption price per share -
Class A ($16,346/1,403)                                                     $ 11.65
                                                                            -------
Maximum offering price per share - Class A
($11.65/0.9525)                                                             $ 12.23  (a)
                                                                            -------
Net asset value & offering price per share -
Class B ($18,284/1,570)                                                     $ 11.64  (b)
                                                                            -------
Net asset value price per share -
Class D ($4,164/358)                                                        $ 11.65  (b)
                                                                            -------
Maximum offering price per share - Class D
($11.65/0.9900)                                                             $ 11.77
                                                                            --------



(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Interest                                                                     $1,072
Dividends                                                                       246
                                                                             ------
       Total investment income (net of nonrebatable foreign
        taxes withheld at source which amounted to $12)                       1,318

EXPENSES
Management fee                                                  $  196
Service fee                                                         70
Distribution fee - Class A                                          36
Distribution fee - Class B                                          95
Distribution fee - Class D                                          25
Transfer agent                                                      86
Bookkeeping fee                                                     27
Trustees fee                                                         5
Custodian fee                                                       11
Audit fee                                                           16
Legal fee                                                           35
Registration fee                                                    28
Reports to shareholders                                              5
Amortization of deferred
  organization expenses                                             14
Other                                                                7
                                                                ------
                                                                   656

Fees waived by the Adviser                                        (122)         534
                                                                -------      ------
       Net Investment Income                                                    784
                                                                             ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                        189
Foreign currency transactions                                       (6)
                                                                -------
       Net Realized Gain                                                        183
Net unrealized appreciation during
the period on:
Investments                                                      5,069
Foreign currency transactions                                        3
                                                                ------
       Net Unrealized Appreciation                                            5,072
                                                                             ------
              Net Gain                                                        5,255
                                                                             ------

Net Increase in Net Assets From Operations                                   $6,039
                                                                             ------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                               Year ended October 31
                                                            ------------------------
INCREASE (DECREASE) IN NET ASSETS                                1995       1994(a)
Operations:
Net investment income                                          $   784      $    37
Net realized gain (loss)                                           183           (2)
Net unrealized appreciation (depreciation)                       5,072          (80)
                                                               --------     -------
    Net Increase (Decrease) from Operations                      6,039          (45)
Distributions:
From net investment income - Class A                              (409)           -
From net investment income - Class B                              (382)           -
From net investment income - Class D                               (97)           -
                                                               -------      -------
                                                                 5,151          (45)
                                                               -------      -------
Fund Share Transactions:
Receipts for shares sold - Class A                               8,580        6,427
Value of distributions reinvested - Class A                        381            -
Cost of shares repurchased - Class A                            (1,218)          (5)
                                                               -------      -------
                                                                 7,743        6,422
                                                               -------      -------
Receipts for shares sold - Class B                              10,846        6,364
Value of distributions reinvested - Class B                        351            -
Cost of shares repurchased - Class B                            (1,588)         (33)
                                                               -------      -------
                                                                 9,609        6,331
                                                               -------      -------
Receipts for shares sold - Class D                               1,359        2,249
Value of distributions reinvested - Class D                         95            -
Cost of shares repurchased - Class D                              (120)           -
                                                               -------      -------
                                                                 1,334        2,249
                                                               -------      -------
    Net Increase from Fund Share Transactions                   18,686       15,002
                                                               -------      -------
        Total Increase                                          23,837       14,957
NET ASSETS
Beginning of period                                             14,957            -
                                                               -------      -------
End of period (including undistributed net investment
  income of $27 and $35, respectively)                          $38,794      $14,957
                                                                -------      -------

NUMBER OF FUND SHARES
Sold - Class A                                                     836          646
Issued for distributions reinvested - Class A                       36            -
Repurchased - Class A                                             (114)          (1)
                                                               -------      -------
                                                                   758          645
                                                               -------      -------
Sold - Class B                                                   1,047          643
Issued for distributions reinvested - Class B                       32            -
Repurchased - Class B                                             (149)          (3)
                                                               -------      -------
                                                                   930          640
                                                               -------      -------
Sold - Class D                                                     135          225
Issued for distributions reinvested - Class D                        9            -
Repurchased - Class D                                              (11)           -
                                                               -------      -------
                                                                   133          225
                                                               -------      -------

(a) The Fund commenced investment operations on September 19, 1994. See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Strategic Balanced Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and a continuing distribution fee; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class D net investment income per share data reflect the distribution fee applicable to each class.

Class A, Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class D shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis, premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such tranactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $12,522 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $29,074 and $802 , on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------

to 0.30% for Class A and 0.75% for Class B and Class D, annually, of the average net assets attributable to Class A, Class B and Class D shares, respectively. The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.10% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $29,569,245 and $12,819,167, respectively, of which $4,200,984 and $1,768,413, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                               $ 5,758,206
        Gross unrealized depreciation                                  (767,303)
                                                                    -----------
           Net unrealized appreciation                              $ 4,990,903
                                                                    -----------

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

      At October 31, 1995, net assets consisted of:
        Capital paid in                                                  $33,637
        Undistributed net investment income                                   27
        Accumulated net realized gain                                        138
        Net unrealized appreciation on:
           Investments                                                     4,991
           Foreign currency transactions                                       1
                                                                         -------
                                                                         $38,794
                                                                         -------

                                       25

                            FINANCIAL HIGHLIGHTS (b)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      Year ended October 31                    Period ended October 31
                                              ---------------------------------------    -----------------------------------------
                                                              1995                                      1994 (c)
                                                Class A      Class B         Class D       Class A       Class B        Class D
                                              ----------   ----------      ----------    ----------    ----------    -------------
Net asset value -
   Beginning of period                          $ 9.910       $ 9.900      $ 9.900       $10.000       $10.000       $10.000
                                                -------       -------      -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                      0.325         0.277        0.277         0.035         0.029         0.029
Net realized and
unrealized gain (loss)                            1.764         1.769        1.774        (0.125)       (0.129)       (0.129)
                                                -------       -------      -------       -------       -------       -------
   Total from Investment
      Operations                                  2.089         2.046        2.051        (0.090)       (0.100)       (0.100)
                                                -------       -------      -------       -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                         (0.349)       (0.306)      (0.301)         --            --            --
                                                -------       -------      -------       -------       -------       -------
Net asset value -
   End of period                                $11.650       $11.640      $11.650       $ 9.910       $ 9.900       $ 9.900
                                                -------       -------      -------       -------       -------       -------
Total return (d)(e)                               21.47%        21.00%       21.04%        (0.90)%(g)    (1.00)%(g)    (1.00)%(g)
                                                -------       -------      -------       -------       -------       -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.65%(f)      2.10%(f)     2.10%(f)      1.65%(h)      2.10%(h)      2.10%(h)
Net investment
  income                                           3.05%(f)      2.60%(f)     2.60%(f)      3.01%(h)      2.56%(h)      2.56%(h)
Fees waived or borne
  by the Adviser                                   0.43%         0.43%        0.43%         0.35%(h)      0.35%(h)      0.35%(h)
Portfolio turnover                                   49%           49%          49%            0%(h)         0%(h)         0%(h)
Net assets at end
of period (000)                                 $16,346       $18,284      $ 4,164       $ 6,394       $ 6,332       $ 2,231

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                $ 0.042       $ 0.042      $ 0.042       $ 0.004       $ 0.004       $ 0.004

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on September 19, 1994.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.

(g) Not annualized.

(h) Annualized.
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
18% of the distributions paid by the Fund from investment income earned in the year ended October 31,1995, qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
    COLONIAL STRATEGIC BALANCED FUND

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Balanced Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.



* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ............press 1

For account information ..............................................press 2

To speak to a Colonial representative ................................press 3

For yield and total return information ...............................press 4

For duplicate statements or new supply of checks .....................press 5

To order duplicate tax forms and year-end statements .................press 6
(February through May)

To review your options at any time during your call ..................press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock

Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Balanced Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Strategic Balanced Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Strategic Balanced Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO]
COLONIAL
MUTUAL FUNDS

Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

[LOGO] Printed on recycled paper

SB-02/472B-1095 (12/95)